                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 17, 2006
                                                          --------------

                            WEBFINANCIAL CORPORATION
                            ------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   0-631                     56-2043000
           --------                   -----                     ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)

            590 Madison Avenue, 32nd Floor, New York, NY     10022
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 520-2300
                                                           --------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

         The  Registrant  was  unable to timely  file  with the  Securities  and
Exchange Commission its Annual Report on Form 10-KSB for the year ended December
31, 2005. The Registrant's independent accountants require more time to complete their review of the financial  statements that are part of the Form 10-KSB.  The
Registrant  intends  to file the Form  10-KSB  promptly  after  its  independent accountants complete their review.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WEBFINANCIAL CORPORATION
                                                   (Registrant)

Date: April 18, 2006
                                             By:  /s/ James R. Henderson
                                                 -------------------------------
                                             Name:   James R. Henderson
                                             Title:  Chief Executive Officer